Exhibit 10.1

NOTE

SBA Loan#	1964668500
SBA Loan Name	Paycheck Protection Program Loan
Date	02/20/2021
Loan Amount	$ 1033005.0
Interest Rate	Fixed rate equal to one percent (1.00%) per annum
Borrower	SANUWAVE, Inc.
Lender	Northeast Bank, a banking corporation organized under the laws of the State of Maine

1.	PROMISE TO PAY:

FOR VALUE RECEIVED, SANUWAVE,Inc.  (the  "Borrower") here by promises to pay as necessary and in accordance with the Paycheck Protection Program under 13 CFR Part 120 (the "PPP", as may be amended or supplemented by further guidance issued by the SBA) to the order of Northeast Bank (the "Lender") or subsequent holders of this Promissory Note (the "Note") the principal amount of  one million, thirty-three thousand and Dollars (I $ 1033005.0 ) (the "Loan"), together with all accrued interest thereon, which amount shall not exceed 1.00% per annum, as provided in this Note.

2.	DEFINITIONS:

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this Loan signed by Borrower or anyone who pledges collateral.

"SBA" means the Small Business Administration, an Agency of the United States of America.

"Deferment Period" means (i) the period from the Disbursement Date to the month that the SBA determines loan forgiveness, provided the forgiveness  application was made within ten (10) months of the end of the loan forgiveness covered period, or (ii) ten (10) months from the end of the  loan forgiveness covered period in the event no application for forgiveness is made (or such other period as amended by further PPP guidance issued by the SBA).

"Disbursement Date" means the date on which the Loan was fully funded.

3.	PAYMENTTERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

A.
Maturity Date: Unless forgiven in writing or otherwise modified in compliance with the terms of the PPP or other applicable SBA requirements, this Note matures five (5) years from the date of disbursement of the Loan (the "Maturity Date").

B.
Interest Rate: Principal amounts outstanding under this Note shall bear interest at a rate per annum (the "Interest Rate") equal to 1.00%.  All computations of interest hereunder  shall be made on the  basis of  a year of 365/365 and the actual number of days elapsed. Interest shall begin to accrue on the Disbursement Date.

C.	Use of Proceeds: Borrower shall use the proceeds of this Loan only for eligible expenses under the terms of the PPP.
D.
Payment: Borrower must pay principal and interest payments (as calculated by Lender using an amortization schedule based on the number of  months remaining in the term of the Loan at the  end of the  Deferment Period through the Maturity Date and a 1.00% interest rate, accounting  for any  Deferred  Interest) commencing on the first Payment Date in the month immediately following the Deferment Period  and continuing monthly on each Payment Date thereafter  and ending on the Maturity Date. Payments must be made on the same day as the Disbursement Date (such date hereinafter the "Payment Date") in the months they are due and must be made in US dollars. Borrower's repayment obligation will be reduced by the amount of any loan forgiveness granted under the terms of the PPP. While no payments are due on this Loan for the Deferment Period, interest will continue to accrue during the Deferment Period (such interest the "Deferred Interest"). All outstanding principal and accrued and unpaid interest shall be due and payable on the Maturity Date.  Lender will apply each installment  payment  first to  pay Deferred Interest, then to  interest  accrued to the day Lender received the payment, then to principal. Any payment received after default, demand or acceleration shall be applied in accordance with SBA servicing guidelines.

E.
Deferment Period: No payments are due on this Loan for the earlier of (i) the period from the Disbursement Date to the month that the SBA determines loan forgiveness, provided the forgiveness application was made within ten (10) months of the end of the  loan forgiveness  covered  period, or (ii) ten (10) months from end of the  loan forgiveness covered period in the event no application for  forgiveness is made (or such other period as amended by further PPP guidance issued by the SBA). Interest will continue to accrue during the Deferment Period.

F.	Loan Prepayment: Notwithstanding any provision in this Note to the contrary, Borrower may prepay this Note at any time without penalty.
G.	Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount in accordance with the requirements of the Paycheck Protection Program.
H.
Manner of Payment: All payments of principal and interest shall be made in US dollars on the date on which such payment is due. Such payments shall be made by ACH, cashier's check, certified check, or  wire transfer of immediately available funds to the holder of the Note ("Noteholder"). For purposes of this Note, the term Noteholder shall refer to the original Noteholder, or any assignee.

4.	DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note {unless forgiven under the terms of this Note and the terms of the PPP}, or if Borrower:

A.	Fails to do anything required by this Note and other Loan Documents;

B.	Defaults on any other government guaranteed loan;

C.	Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

D.	Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

E.	Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent;or

F.	Becomes the subject of a civil or criminal action that that impacts Borrower's eligibility under PPP.

5.	LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.	Require immediate payment of all {non-forgiven} amounts owing under this Note;

B.	Collect all amounts owing from any Borrower; or

C.	File suit and obtain judgment.

6.	LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A.
Incur expenses to collect amounts due under this Note and enforce the terms of this Note or any other Loan Document. If Lender incurs any collection-related expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

B.	Release anyone obligated to pay this Note; and

C.	Take any action necessary to collect amounts owing on this Note.

7.	GOVERNING LAW; WHEN FEDERAL LAW APPLIES:

This Note and the obligations of Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts and/or all applicable federal regulations under the PPP Loan program.

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.	SUCCESSORS AND ASSIGNS; ASSIGNMENT:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns. This Note may be assigned or transferred by Lender to  any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity without the prior consent of or notice to any other person.

9.	GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.

B.	Borrower waives all suretyship defenses.

C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents.

D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E.
Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Lender, unless the SBA permits otherwise.   Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purposes given.

F.
If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or un enforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

G.	To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

10.	NON-RECOURSE:

Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non-payment of the Loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose. Borrower is solely responsible for providing Lender with evidence that the Loan proceeds have been used for an authorized purpose, and such evidence shall be subject to Lender's review and approval in its sole and absolute discretion. Should Borrower fail to provide such evidence, the Loan may be full recourse to the Borrower.

11.
INDEMNIFICATION: The Borrower will indemnify and hold harmless Lender and any Noteholder (and their respective employees, directors, agents, affiliates and representatives) from and against any cost, loss or liability including interest, penalties, reasonable attorneys' fees and expenses resulting from the Borrower's misrepresentation in the application for this Loan or otherwise or breach of warranty, default or breach of any covenant in this Note.

12.
NOTICES. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (a) deposit with overnight courier service, properly addressed and shipping prepaid; (b) transmittal by e-mail properly addressed (with written acknowledgement from the intended recipient such as "return receipt requested" function, return e-mail, or other written acknowledgment); or (c) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

If to the Borrower:

Name : SANUWAVE, Inc. Phone Number: (678) 549-0449	Address: 3360 Martin Farm Rd., Ste 100 ,Suwanee, GA, 30( Attention: Lisa Sundstrom E-Mail: lisa.sundstrom@sanuwave.com

If to Northeast Bank:

Name: Northeast Bank Phone: 800-284-5989	Address: PO Box 171769, Boston, MA 02117 Attention: Loan Servicing Department E-Mail: sbaloans@northeastbank.com

13.	REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender as follows:

A.   Existence. If the Borrower is an entity, the Borrower is duly incorporated/formed/organized, validly existing, and in good standing under the laws of the state of its organization. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.

B.   Compliance with Law. The Borrower is in compliance with all laws, statutes, ordinances, rules, and regulations applicable to or binding on the Borrower, its property, and business.

C.    Power and Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Note.

D.    Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower executing this Note is done in accordance with applicable law and with all necessary authority having been granted to Borrower to assure performance and bind the entity to its obligations.

E.    Information is True and Accurate. The information and certifications provided in all supporting documents and forms to obtain this Loan are true and accurate in all material respects. The Borrower (and any individual who provided information for the application of this Loan) understands that knowingly making a false statement to obtain this Loan from SBA is punishable under the law, including under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

14.	STATE-SPECIFIC PROVISIONS. None

15.
INTEGRATION. This Note constitutes the entire contract between the Borrower and the Lender with respect to the subject matter hereof and supersedes previous agreements and understanding, oral or written, with respect thereto.

16.
CONSENT TO USE ELECTRONIC SIGNATURE. In order to receive the Loan amount, the Lender must provide the Borrower with certain disclosures required by law. By submitting the Borrower's application and agreeing to the terms of this Note, which the Borrower collectively adopts as its electronic signature, the Borrower consents and agrees that: (i) the Lender and any Noteholder can provide all disclosures required by law and other information about the Borrower's legal rights and duties to the Borrower electronically, including by e-mail, a website portal or mobile phone application; (ii) the Borrower's electronic signature on agreements and documents has the same effect as if the Borrower signed them in ink and is evidence of the Borrower's intention to be bound by this Note; (iii) Electronic disclosures have the same meaning and effect as if the Borrower were provided paper disclosures; (iv) Disclosures are considered received by the Borrower within 24 hours of the time posted to Lender's or any Noteholders website, or within 24 hours of the time emailed to the Borrower unless the Lender or Noteholder receives notice that the email was not delivered; (v) Lender or the Noteholder reserves the right to cancel this electronic disclosure service, change the terms of use of this service or send disclosures in paper form at any time; (vi) the Lender or Noteholder is responsible for sending notice of the disclosures to the  Borrower electronically, but Lender or Noteholder are not responsible for any delay or failure in the Borrower's receipt or review of the email notices.  The Borrower agrees and confirms that the Borrower has access to the necessary equipment to receive, access and print any disclosures that may be provided in electronic form. The Borrower will not seek to withdraw the Borrower's consent for electronic signature and disclosures while the Borrower has an outstanding Loan balance.

17.
NO, WAIVER; CUMULATIVE REMEDIES. No failure by Lender or any subsequent Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or  partial exercise of  any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

18.
COUNTERPARTS.   This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute as single contract.

19.
THIRD-PARTY BENEFICIARY. Any assignee of this Note shall be deemed to be a third-party beneficiary to this Note and is entitled to the rights and benefits hereunder and may enforce the  provisions hereof as if  they were a party hereto.

20.
ERRORS AND OMISSIONS; COOPERATION. The undersigned Borrower for and in consideration of the Lender funding the closing of this Loan agrees, if requested by Lender or its assignees, to fully cooperate and adjust for clerical errors, any or all Loan closing documentation if deemed necessary or desirable in the reasonable discretion of the Lender or its assignees. Borrower shall furnish the Lender with such other information as the Lender may reasonably request  from time to time, including but  not  limited to  any documentation  necessary to comply with the terms of the PPP.

21.	DISBURSEMENT. The undersigned hereby authorizes the Lender to disburse the entire amount of the Loan proceeds of the Note to Borrower.

22.
BORROWER CERTIFICATION. Borrower understands, acknowledges and agrees that Lender is relying solely on Borrower's representations, warranties, certifications, confirmations or other statements of, and information from, the Borrower and/or any of its affiliates, officers, directors, owners, principals, agents, and/or controlling persons as to the Borrower, its business or activities, its eligibility for the proposed Loan, its use of the proceeds or any other benefits of the Loan, the existence of any hardship or other condition, or any other matters of compliance with the PPP or SBA requirements without limitation or without Lender's examination of any other information not included in the Borrower's Loan application which may be in Borrower's possession. Borrower hereby recertifies all certifications made by Borrower in its Loan application.

23.
EQUAL EMPLOYMENT OPPORTUNITY. Borrower hereby acknowledges the receipt of a copy of the Equal Employment Opportunity Poster (SBA Form 722) and will display such poster at Borrower's place of business where it is clearly visible to employees, job applicants, and the general public.

(signatures on following page)

THE UNDERSIGNED BORROWER ACKNOWLEDGES THAT (i) HE/SHE IS THE AUTHORIZED REPRESENTATIVE OF THE APPLICANT AND HAS SIGNIFICANT RESPONSIBILITY FOR MANAGING THE BORROWER, (ii) HE/SHE HAS PROVIDED TO LENDER THE NAME, ADDRESS, DATE OF BIRTH, AND SOCIAL SECURITY NUMBER OF EACH INDIVIDUAL, WHO, DIRECTLY OR INDIRECTLY, THROUGH ANY CONTRACT, ARRANGEMENT, UNDERSTANDING, RELATIONSHIP OR OTHERWISE, OWNS 20% OR MORE OF THE BORROWER, (iii) HE/SHE HAS COMPLIED WITH ALL REQUIREMENTS OF THE PAYCHECK PROTECTION PROGRAM, AND (iv) HAVING READ ALL OF THE PROVISIONS OF THIS NOTE, AGREES TO ITS TERMS. THE BORROWER FURTHER ACKNOWLEDGES THAT ITS EXECUTION OF THIS NOTE DOES NOT CONSTITUTE A COMMITMENT TO FUND ON THE PART OF LENDER. THE LOAN REMAINS SUBJECT TO THE FINAL REVIEW OF THE LENDER AND THIS NOTE SHALL NOT BE BINDING ON THE PART OF THE LENDER UNTIL THE LOAN IS FULLY APPROVED AND DISBURSED.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date set forth above.

[ADD BORROWER'S NAME HERE]

By:	/s/ Lisa Sundstrom

Name:	Lisa Sundstrom

Title:	Chief Financial Officer